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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 16, 2002

PACIFICARE HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21949	95-4591529
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

3120 Lake Center Drive, Santa Ana, California 92704
(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (714) 825-5200

ITEM 5. OTHER EVENTS.
SIGNATURES

ITEM 5. OTHER EVENTS.

PacifiCare Health Systems, Inc. (“PacifiCare” or the “Company”) may enter into certain obligations that certain of its domestic, unregulated subsidiaries may guarantee. PacifiCare expects that certain of its domestic, unregulated subsidiaries, referred to as the Initial Guarantor Subsidiaries, would guarantee these obligations from the date that PacifiCare enters into the obligations. The Initial Guarantor Subsidiaries are PacifiCare Health Plan Administrators, Inc., or PHPA, PacifiCare eHoldings, Inc., SeniorCo., Inc. and Rx-Connect, Inc. PacifiCare expects that certain of its other domestic, unregulated subsidiaries, referred to as the PHPA Guarantor Subsidiaries, which are currently restricted from guaranteeing the obligations by the terms of PacifiCare’s outstanding 7% senior notes, would guarantee these obligations once PacifiCare permanently repays the 7% senior notes by September 2003. The PHPA Guarantor Subsidiaries are RxSolutions, Inc., doing business as Prescription Solutions, PacifiCare Behavioral Health, Inc. and SecureHorizons USA Inc. PacifiCare’s remaining subsidiaries, referred to as Non-Guarantor Subsidiaries, would not guarantee these obligations.

PacifiCare has prepared unaudited consolidating condensed financial statements to quantify the financial position as of December 31, 2000 and 2001, and March 31, 2001 and 2002, and the operations and cash flows for the years ended December 31, 1999, 2000 and 2001, and the three-month periods ended March 31, 2001 and 2002 of the Initial Guarantor Subsidiaries and the PHPA Guarantor Subsidiaries. The following unaudited consolidating condensed balance sheets, consolidating condensed statements of operations and consolidating condensed statements of cash flows present financial information for:

PARENT — PacifiCare Health Systems, Inc. on a stand-alone basis (carrying investments in subsidiaries under the equity method); PacifiCare became the parent on February 14, 1997 effective with the acquisition of FHP International Corporation.

INITIAL GUARANTOR SUBSIDIARIES — PacifiCare Health Plan Administrators, Inc., PacifiCare eHoldings, Inc., SeniorCo, Inc. and Rx-Connect, Inc. on a stand-alone basis (carrying investments in subsidiaries under the equity method).

PHPA GUARANTOR SUBSIDIARIES – RxSolutions, Inc., doing business as Prescription Solutions, PacifiCare Behavioral Health, Inc., and SecureHorizons USA, Inc. on a stand-alone basis (carrying investments in subsidiaries under the equity method).

NON-GUARANTOR SUBSIDIARIES — Represents all other directly or indirectly wholly owned subsidiaries of the Parent on a consolidated basis.

CONSOLIDATING ADJUSTMENTS — Entries that eliminate the investment in subsidiaries and intercompany balances and transactions.

THE COMPANY — The financial information for PacifiCare Health Systems, Inc. on a condensed consolidated basis.

PROVISION FOR INCOME TAXES — PacifiCare and its subsidiaries record the provision for income taxes in accordance with an intercompany tax-sharing agreement. Income tax benefits available to subsidiaries that arise from net operating losses can only be used to offset the subsidiaries’ taxable income in future periods. Accordingly, tax benefits are excluded from the results.

FORWARD-LOOKING STATEMENTS

This Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934. In particular, the Company’s stated expectation that it may enter into certain obligations that certain of its subsidiaries would guarantee is a forward-looking statement. The Company can give no assurance that any of the events anticipated by the forward-looking statements will occur or, if any of them do occur, what impact they will have on the Company’s results of operations or financial condition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFICARE HEALTH SYSTEMS, INC.

(Registrant)

Date:	May 16, 2002	By:	/s/ Susan L. Berkel

Susan L. Berkel Senior Vice President, Controller (Principal Accounting Officer)

PACIFICARE HEALTH SYSTEMS, INC.

CONSOLIDATING CONDENSED STATEMENTS OF OPERATIONS
For the Year Ended December 31, 1999
(Unaudited)

		Initial	PHPA
		Guarantor	Guarantor	Non-Guarantor	Consolidating
	Parent	Subsidiaries	Subsidiaries	Subsidiaries	Adjustments	Company

	(In thousands)
Operating revenue	$—	$32,335	$304,231	$10,001,527	$(264,953)	$10,073,140
Income from subsidiaries	315,610	410,324	11,868	—	(737,802)	—

Total operating revenue	315,610	442,659	316,099	10,001,527	(1,002,755)	10,073,140
Health care services	—	(574)	200,439	8,423,764	(254,939)	8,368,690
Selling, general and administrative expenses	1,656	157,531	59,102	897,541	(10,014)	1,105,816
Amortization of goodwill and intangible assets	—	28,087	499	47,371	—	75,957
Impairment, disposition, restructuring and other (credits) charges	—	(7,187)	—	4,954	—	(2,233)

Operating income	313,954	264,802	56,059	627,897	(737,802)	524,910
Interest expense	(35,410)	(12,058)	(207)	4,674	—	(43,001)

Income before income taxes	278,544	252,744	55,852	632,571	(737,802)	481,909
Provision for income taxes	—	(59,085)	17,669	244,781	—	203,365

Net income	$278,544	$311,829	$38,183	$387,790	$(737,802)	$278,544

PACIFICARE HEALTH SYSTEMS, INC.

CONSOLIDATING CONDENSED STATEMENTS OF CASH FLOWS
For the Year Ended December 31, 1999
(Unaudited)

		Initial	PHPA
		Guarantor	Guarantor	Non-Guarantor	Consolidating
	Parent	Subsidiaries	Subsidiaries	Subsidiaries	Adjustments	Company

	(In thousands)
Operating activities:
Net income	$278,544	$311,829	$38,183	$387,790	$(737,802)	$278,544

Adjustments to reconcile net income to net cash flows provided by (used in) operating activities:
Equity in income of subsidiaries	(315,610)	(410,324)	(11,868)	—	737,802	—
Amortization of goodwill and intangible assets	—	28,087	499	47,371	—	75,957
Depreciation and amortization	—	30,043	1,616	10,481	—	42,140
Deferred income taxes	—	13,201	1,554	11,913	—	26,668
Loss on disposal of property, plant and equipment and other	—	3,647	187	5,449	—	9,283
Tax benefit realized for stock option exercises	4,943	—	—	—	—	4,943
Impairment, disposition, restructuring and other (credits) charges	—	(7,187)	—	4,954	—	(2,233)
Provision for doubtful accounts	—	1,012	—	(9,699)	—	(8,687)
Changes in assets and liabilities, net of effects from acquisitions and dispositions	177,506	(139,220)	(13,216)	118,013	—	143,083

Net cash flows provided by (used in) operating activities	145,383	(168,912)	16,955	576,272	—	569,698

Investing activities:
Sale (purchase) of marketable securities, net	—	16,552	—	(191,920)	—	(175,368)
Purchase of property, plant and equipment	—	(47,394)	(8,392)	(10,425)	—	(66,211)
Net cash acquired from (paid for) acquisitions	—	6	—	(21,240)	—	(21,234)
Proceeds from sale of property, plant and equipment	—	15,765	—	—	—	15,765
Purchase of marketable securities— restricted	—	(25)	—	(3,786)	—	(3,811)
Intercompany transfers of property, plant and equipment	—	(65,591)	(280)	65,871	—	—

Net cash flows used in investing activities	—	(80,687)	(8,672)	(161,500)	—	(250,859)

Financing activities:
Common stock repurchases	(480,036)	—	—	—	—	(480,036)
Proceeds from borrowings of long-term debt	400,000	—	—	—	—	400,000
Principal payments on long-term debt	(75,000)	—	—	(93)	—	(75,093)
Common stock reclassification payments to UniHealth Foundation	(61,880)	—	—	—	—	(61,880)
Proceeds from issuance of common and treasury stock	22,598	—	—	—	—	22,598

Intercompany activity:
Dividends received (paid)	—	374,561	—	(374,561)	—	—
Capital infusions (paid) received	—	(63,196)	—	63,196	—	—
Subordinated loans received (paid)	—	15,250	(18,250)	3,000	—	—

Net cash flows (used in) provided by financing activities	(194,318)	326,615	(18,250)	(308,458)	—	(194,411)

Net (decrease) increase in cash and equivalents	(48,935)	77,016	(9,967)	106,314	—	124,428
Beginning cash and equivalents	—	82,565	(28,379)	670,450	—	724,636

Ending cash and equivalents	$(48,935)	$159,581	$(38,346)	$776,764	$—	$849,064

PACIFICARE HEALTH SYSTEMS, INC.

CONSOLIDATING CONDENSED BALANCE SHEETS
December 31, 2000
(Unaudited)

		Initial	PHPA
		Guarantor	Guarantor	Non-Guarantor	Consolidating
	Parent	Subsidiaries	Subsidiaries	Subsidiaries	Adjustments	Company

	(In thousands)
ASSETS
Current assets:
Cash and equivalents	$—	$54,826	$(67,580)	$1,264,389	$—	$1,251,635
Marketable securities	—	30,555	—	833,458	—	864,013
Receivables, net	—	12,550	97,477	316,835	(16,168)	410,694
Intercompany	(344,572)	192,630	78,076	73,866	—	—
Prepaid expenses and other current assets	208	18,689	14,388	13,001	(3,434)	42,852
Deferred income taxes	—	85,302	3,931	82,508	(32,029)	139,712

Total current assets	(344,364)	394,552	126,292	2,584,057	(51,631)	2,708,906

Property, plant and equipment at cost, net	—	154,292	22,481	48,778	—	225,551
Marketable securities—restricted	—	10	—	(10)	—	—
Deferred income taxes	—	—	1,876	136,275	(43,749)	94,402
Investment in subsidiaries	3,090,706	2,223,589	34,749	27,214	(5,376,258)	—
Goodwill and intangible assets, net	—	1,043,102	16,979	1,201,556	—	2,261,637
Other assets	7,565	21,628	15	4,322	(590)	32,940

	$2,753,907	$3,837,173	$202,392	$4,002,192	$(5,472,228)	$5,323,436

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Medical claims and benefits payable	$—	$287	$31,899	$1,243,876	$(5,262)	$1,270,800
Accounts payable and accrued liabilities	10,688	232,632	30,071	187,620	(14,930)	446,081
Deferred income taxes	—	—	457	31,572	(32,029)	—
Unearned premium revenue	—	1,296	325	596,594	—	598,215
Long-term debt due within one year	—	—	—	161	—	161
Intercompany notes payable (receivable)	—	99,259	—	(99,259)	—	—

Total current liabilities	10,688	333,474	62,752	1,960,564	(52,221)	2,315,257

Long-term debt due after one year	735,000	100,000	—	1,556	—	836,556
Deferred income taxes	—	83,361	2,875	103,146	(43,749)	145,633
Other liabilities	—	17,734	—	3,012	—	20,746
Minority interest	1,684	—	—	—	—	1,684
Intercompany notes payable (receivable)	—	(77,306)	—	77,306	—	—

Stockholders’ equity:
Capital stock	470	—	—	—	—	470
Additional paid-in capital	1,613,944	—	—	—	—	1,613,944
Accumulated other comprehensive loss	—	(870)	—	(2,105)	—	(2,975)
Retained earnings	1,089,192	—	—	—	—	1,089,192
Treasury stock	(697,071)	—	—	—	—	(697,071)
Equity in income of subsidiaries	—	3,380,780	136,765	1,858,713	(5,376,258)	—

Total stockholders’ equity	2,006,535	3,379,910	136,765	1,856,608	(5,376,258)	2,003,560

	$2,753,907	$3,837,173	$202,392	$4,002,192	$(5,472,228)	$5,323,436

PACIFICARE HEALTH SYSTEMS, INC.

CONSOLIDATING CONDENSED STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2000
(Unaudited)

		Initial	PHPA
		Guarantor	Guarantor	Non-Guarantor	Consolidating
	Parent	Subsidiaries	Subsidiaries	Subsidiaries	Adjustments	Company

	(In thousands)
Operating revenue	$—	$32,600	$384,040	$11,492,420	$(332,762)	$11,576,298
Income from subsidiaries	232,755	292,276	13,116	—	(538,147)	—

Total operating revenue	232,755	324,876	397,156	11,492,420	(870,909)	11,576,298
Health care services	—	772	257,073	9,972,496	(316,684)	9,913,657
Selling, general and administrative expenses	312	107,392	79,201	1,028,925	(12,257)	1,203,573
Amortization of goodwill and intangible assets	—	29,166	500	53,551	—	83,217
Impairment, disposition, restructuring and other charges	—	20,764	(11,387)	2,353	—	11,730
Office of Personnel Management credits	—	—	—	(2,964)	—	(2,964)

Operating income	232,443	166,782	71,769	438,059	(541,968)	367,085
Interest expense	(72,040)	(9,710)	—	(1,707)	3,821	(79,636)
Minority interest in consolidated subsidiary	637	—	—	—	—	637

Income before income taxes	161,040	157,072	71,769	436,352	(538,147)	288,086
Provision for income taxes	—	(75,682)	24,177	178,551	—	127,046

Net income	$161,040	$232,754	$47,592	$257,801	$(538,147)	$161,040

PACIFICARE HEALTH SYSTEMS, INC.

CONSOLIDATING CONDENSED STATEMENTS OF CASH FLOWS
For the Year Ended December 31, 2000
(Unaudited)

		Initial	PHPA
		Guarantor	Guarantor	Non-Guarantor	Consolidating
	Parent	Subsidiaries	Subsidiaries	Subsidiaries	Adjustments	Company

	(In thousands)
Operating activities:
Net income	$161,040	$232,754	$47,592	$257,801	$(538,147)	$161,040
Adjustments to reconcile net income to net cash flows provided by (used in) operating activities:
Equity in income of subsidiaries	(232,755)	(292,276)	(13,116)	—	538,147	—
Amortization of goodwill and intangible assets	—	29,166	500	53,551	—	83,217
Depreciation and amortization	—	35,365	2,661	9,320	—	47,346
Impairment, disposition, restructuring and other charges	—	20,764	(11,387)	2,353	—	11,730
Loss on disposal of property, plant and equipment and other	—	6,874	329	461	—	7,664
Deferred income taxes	—	15,364	628	(9,885)	—	6,107
Provision for doubtful accounts	—	112	34	37,452	—	37,598
Office of Personnel Management credits	—	—	—	(2,964)	—	(2,964)
Tax benefit realized for stock option exercises	1,801	—	—	—	—	1,801
Minority interest in consolidated subsidiary	(637)	—	—	—	—	(637)
Changes in assets and liabilities, net of effects from acquisitions and dispositions	422,244	(412,085)	(40,965)	309,140	—	278,334

Net cash flows provided by (used in) operating activities	351,693	(363,962)	(13,724)	657,229	—	631,236

Investing activities:
Sale of marketable securities, net	—	36,488	—	141,110	—	177,598
Purchase of property, plant and equipment	—	(82,486)	(15,975)	(6,795)	—	(105,256)
Sale (purchase) of marketable securities— restricted	—	15	—	(7,675)	—	(7,660)
Net cash acquired from (paid for) acquisitions	—	(123,754)	—	127,852	—	4,098
Proceeds from the sale of property, plant and equipment	—	3,131	465	—	—	3,596

Net cash flows (used in) provided by investing activities	—	(166,606)	(15,510)	254,492	—	72,376

Financing activities:
Principal payments on long-term debt	(400,000)	—	—	(200)	—	(400,200)
Proceeds from borrowings of long-term debt	260,000	—	—	1,917	—	261,917
Common stock repurchases	(173,332)	—		—	—	(173,332)
Cash received from minority stockholders	8,108	—	—	—	—	8,108
Proceeds from issuance of common and treasury stock	2,466	—	—	—	—	2,466
Intercompany activity:
Dividends received (paid)	—	256,260	—	(256,260)	—	—
Royalty dividends and loans received (paid)	—	216,259	—	(216,259)	—	—
Capital infusions (paid) received	—	(71,500)	—	71,500	—	—
Subordinated loans received (paid)	—	24,794	—	(24,794)	—	—

Net cash flows (used in) provided by financing activities	(302,758)	425,813	—	(424,096)	—	(301,041)

Net increase (decrease) in cash and equivalents	48,935	(104,755)	(29,234)	487,625	—	402,571
Beginning cash and equivalents	(48,935)	159,581	(38,346)	776,764	—	849,064

Ending cash and equivalents	$—	$54,826	$(67,580)	$1,264,389	$—	$1,251,635

PACIFICARE HEALTH SYSTEMS, INC.

CONSOLIDATING CONDENSED BALANCE SHEETS
December 31, 2001
(Unaudited)

		Initial	PHPA
		Guarantor	Guarantor	Non-Guarantor	Consolidating
	Parent	Subsidiaries	Subsidiaries	Subsidiaries	Adjustments	Company

	(In thousands)

ASSETS
Current assets:
Cash and equivalents	$—	$110,335	$(74,751)	$942,175	$—	$977,759
Marketable securities	10,001	—	—	1,052,352	—	1,062,353
Receivables, net	—	(51,433)	134,197	295,516	(2,619)	375,661
Intercompany	(454,127)	325,418	88,307	40,402	—	—
Prepaid expenses and other current assets	156	12,632	12,307	15,159	—	40,254
Deferred income taxes	—	62,596	3,534	83,316	(17,287)	132,159

Total current assets	(443,970)	459,548	163,594	2,428,920	(19,906)	2,588,186

Property, plant and equipment at cost, net	—	89,972	20,110	56,642	—	166,724
Marketable securities—restricted	—	—	—	112,167	—	112,167
Deferred income taxes	—	49,288	4,180	12,999	(66,467)	—
Investment in subsidiaries	3,173,723	2,387,155	13,264	1,502	(5,575,644)	—
Goodwill and intangible assets, net	—	1,017,005	16,479	1,148,502	—	2,181,986
Other assets	11,129	34,897	4	953	—	46,983

	$2,740,882	$4,037,865	$217,631	$3,761,685	$(5,662,017)	$5,096,046

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Medical claims and benefits payable	$—	$100	$32,637	$1,065,601	$(2,438)	$1,095,900
Accounts payable and accrued liabilities	4,048	264,066	33,483	165,392	(181)	466,808
Deferred income taxes	—	10,630	683	5,974	(17,287)	—
Unearned premium revenue	—	1,079	270	549,561	—	550,910
Long-term debt due within one year	—	—	—	124	—	124

Total current liabilities	4,048	275,875	67,073	1,786,652	(19,906)	2,113,742

Long-term debt due after one year	705,000	88,000	—	1,309	—	794,309
Deferred income taxes	—	87,098	5,668	110,828	(66,467)	137,127
Other liabilities	—	16,915	—	168	—	17,083
Intercompany notes payable (receivable)	—	(176,842)	—	176,842	—	—
Stockholders’ equity:
Capital stock	473	—	—	—	—	473
Unearned compensation	(1,153)	—	—	—	—	(1,153)
Additional paid-in capital	1,582,566	—	—	—	—	1,582,566
Accumulated other comprehensive loss	—	—	—	1,951	—	1,951
Retained earnings	1,108,198	—	—	—	—	1,108,198
Treasury stock	(658,250)	—	—	—	—	(658,250)
Equity in income of subsidiaries	—	3,746,819	144,890	1,683,935	(5,575,644)	—

Total stockholders’ equity	2,031,834	3,746,819	144,890	1,685,886	(5,575,644)	2,033,785

	$2,740,882	$4,037,865	$217,631	$3,761,685	$(5,662,017)	$5,096,046

PACIFICARE HEALTH SYSTEMS, INC.

CONSOLIDATING CONDENSED STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2001
(Unaudited)

		Initial	PHPA
		Guarantor	Guarantor	Non-Guarantor	Consolidating
	Parent	Subsidiaries	Subsidiaries	Subsidiaries	Adjustments	Company

	(In thousands)
Operating revenue	$176	$33,280	$447,687	$11,733,870	$(371,041)	$11,843,972
Income from subsidiaries	82,535	153,982	—	16,109	(252,626)	—

Total operating revenue	82,711	187,262	447,687	11,749,979	(623,667)	11,843,972
Health care services	—	320	294,709	10,416,632	(344,004)	10,367,657
Selling, general and administrative expenses	(724)	130,676	92,935	1,003,736	(21,145)	1,205,478
Amortization of goodwill and intangible assets	—	29,588	499	52,809	—	82,896
Impairment, disposition, restructuring and other charges	3,097	52,254	178	5,628	—	61,157

Operating income	80,338	(25,576)	59,366	271,174	(258,518)	126,784
Interest expense	(61,332)	(11,974)	(62)	(2,806)	5,892	(70,282)

Income before income taxes	19,006	(37,550)	59,304	268,368	(252,626)	56,502
Provision for income taxes	—	(119,210)	29,440	128,141	—	38,371

Income before extraordinary gain	19,006	81,660	29,864	140,227	(252,626)	18,131
Extraordinary gain on early retirement of debt	—	875	—	—	—	875

Net income	$19,006	$82,535	$29,864	$140,227	$(252,626)	$19,006

PACIFICARE HEALTH SYSTEMS, INC.

CONSOLIDATING CONDENSED STATEMENTS OF CASH FLOWS
For the Year Ended December 31, 2001
(Unaudited)

		Initial	PHPA
		Guarantor	Guarantor	Non-Guarantor	Consolidating
	Parent	Subsidiaries	Subsidiaries	Subsidiaries	Adjustments	Company

	(In thousands)
Operating activities:
Net income	$19,006	$82,535	$29,864	$140,227	$(252,626)	$19,006
Adjustments to reconcile net income to net cash flows provided by (used in) operating activities:
Equity in income of subsidiaries	(82,535)	(153,982)	—	(16,109)	252,626	—
Amortization of goodwill and intangible assets	—	29,588	499	52,809	—	82,896
Depreciation and amortization	—	48,063	5,507	12,238	—	65,808
Impairment, disposition, restructuring and other charges	3,097	52,254	178	5,628	—	61,157
Provision for doubtful accounts	—	—	47	22,023	—	22,070
Loss (gain) on disposal of property, plant and equipment and other	—	(1,141)	(134)	7,328	—	6,053
Deferred income taxes	—	(14,473)	1,112	9,395	—	(3,966)
Unearned compensation amortization	3,632	—	—	—	—	3,632
Gain on early retirement of debt	—	(1,800)	—	—	—	(1,800)
Tax benefit realized for stock option exercises	21	—	—	—	—	21
Changes in assets and liabilities, net of effects from acquisitions and dispositions	118,467	(90,283)	(40,875)	(203,263)	—	(215,954)

Net cash flows provided by (used in) operating activities	61,688	(49,239)	(3,802)	30,276	—	38,923

Investing activities:
(Purchase) sale of marketable securities, net	(10,001)	32,004	—	(212,404)	—	(190,401)
Purchase of property, plant and equipment	—	(55,735)	(3,369)	(18,197)	—	(77,301)
Proceeds from sale of property, plant and equipment	—	25,139	—	—	—	25,139
Sale (purchase) of marketable securities—restricted	—	10	—	(17,775)	—	(17,765)
Net cash (paid for) acquired from acquisitions	—	(873)	—	373	—	(500)

Net cash flows (used in) provided by investing activities	(10,001)	545	(3,369)	(248,003)	—	(260,828)

Financing activities:
Principal payments on long-term debt	(30,000)	—	—	(284)	—	(30,284)
Credit facility amendment fees and expenses	(12,949)	—	—	—	—	(12,949)
Purchase of minority interest in consolidated subsidiary	(8,821)	—	—	—	—	(8,821)
Proceeds from issuance of common and treasury stock	83	—	—	—	—	83
Intercompany activity:
Royalty dividends & loans received (paid)	—	161,439	—	(161,439)	—	—
Dividends received (paid)	—	42,300	—	(42,300)	—	—
Subordinated loans (paid) received	—	(99,536)	—	99,536	—	—

Net cash flows (used in) provided by financing activities	(51,687)	104,203	—	(104,487)	—	(51,971)

Net increase (decrease) in cash and equivalents	—	55,509	(7,171)	(322,214)	—	(273,876)
Beginning cash and equivalents		54,826	(67,580)	1,264,389		1,251,635

Ending cash and equivalents	$—	$110,335	$(74,751)	$942,175	$—	$977,759

PACIFICARE HEALTH SYSTEMS, INC.

CONSOLIDATING CONDENSED BALANCE SHEETS
March 31, 2001
(Unaudited)

		Initial	PHPA
		Guarantor	Guarantor	Non-Guarantor	Consolidating
	Parent	Subsidiaries	Subsidiaries	Subsidiaries	Adjustments	Company

	(In thousands)
ASSETS
Current assets:
Cash and equivalents	$—	$153,006	$(62,680)	$1,135,707	$—	$1,226,033
Marketable securities	—	19,434	—	916,153	—	935,587
Receivables, net	—	7,971	97,511	314,987	(8,205)	412,264
Intercompany	(368,345)	210,574	90,546	67,225	—	—
Prepaid expenses and other current assets	274	18,875	12,295	16,382	(3,430)	44,396
Deferred income taxes	—	89,867	3,947	76,357	(32,028)	138,143

Total current assets	(368,071)	499,727	141,619	2,526,811	(43,663)	2,756,423

Property, plant and equipment at cost, net	—	150,690	21,857	58,638	—	231,185
Marketable securities — restricted	—	7,000	—	109,818	—	116,818
Deferred income taxes	—	—	1,876	41,517	(43,393)	—
Investment in subsidiaries	3,120,527	2,080,745	27,030	—	(5,228,302)	—
Goodwill and intangible assets, net	—	1,036,282	16,854	1,188,354	—	2,241,490
Other assets	6,281	20,953	15	3,582	(937)	29,894

	$2,758,737	$3,795,397	$209,251	$3,928,720	$(5,316,295)	$5,375,810

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Medical claims and benefits payable	$—	$354	$37,453	$1,241,967	$(4,374)	$1,275,400
Accounts payable and accrued liabilities	10,523	252,833	33,303	176,179	(8,198)	464,640
Deferred income taxes	—	—	457	31,571	(32,028)	—
Unearned premium revenue	—	577	325	616,888	—	617,790
Long-term debt due within one year	735,000	—	—	154	—	735,154
Intercompany notes payable (receivable)	—	30,588	—	(30,588)	—	—

Total current liabilities	745,523	284,352	71,538	2,036,171	(44,600)	3,092,984

Long-term debt due after one year	—	100,000	—	1,376	—	101,376
Deferred income taxes	—	85,642	2,875	100,293	(43,393)	145,417
Other liabilities	—	16,169	—	3,021	—	19,190
Intercompany notes payable (receivable)	—	(106,306)	—	106,306	—	—
Stockholders’ equity:
Capital stock	472	—	—	—	—	472
Unearned compensation	(4,438)	—	—	—	—	(4,438)
Additional paid-in capital	1,611,911	—	—	—	—	1,611,911
Accumulated other comprehensive income (loss)	—	(571)	—	4,200	—	3,629
Retained earnings	1,102,340	—	—	—	—	1,102,340
Treasury stock	(697,071)	—	—	—	—	(697,071)
Equity in income of subsidiaries	—	3,416,111	134,838	1,677,353	(5,228,302)	—

Total stockholders’ equity	2,013,214	3,415,540	134,838	1,681,553	(5,228,302)	2,016,843

	$2,758,737	$3,795,397	$209,251	$3,928,720	$(5,316,295)	$5,375,810

PACIFICARE HEALTH SYSTEMS, INC.

CONSOLIDATING CONDENSED STATEMENTS OF OPERATIONS
For the Three Months Ended March 31, 2001
(Unaudited)

		Initial	PHPA
		Guarantor	Guarantor	Non-Guarantor	Consolidating
	Parent	Subsidiaries	Subsidiaries	Subsidiaries	Adjustments	Company

	(In thousands)
Operating revenue	$—	$7,578	$107,998	$3,006,738	$(91,615)	$3,030,699
Income from subsidiaries	30,839	44,021	2,781	—	(77,641)	—

Total operating revenue	30,839	51,599	110,779	3,006,738	(169,256)	3,030,699
Health care services	—	172	75,507	2,682,233	(85,299)	2,672,613
Selling, general and administrative expenses	90	19,612	24,197	253,612	(4,592)	292,919
Amortization of goodwill and intangible assets	—	7,366	125	13,426	—	20,917
Impairment, disposition, restructuring and other credits	—	410	(1,197)	(141)	—	(928)

Operating income	30,749	24,039	12,147	57,608	(79,365)	45,178
Interest expense	(17,601)	(3,389)	(60)	(809)	1,724	(20,135)

Income before income taxes	13,148	20,650	12,087	56,799	(77,641)	25,043
Provision for income taxes	—	(10,189)	3,514	18,570	—	11,895

Net income	$13,148	$30,839	$8,573	$38,229	$(77,641)	$13,148

PACIFICARE HEALTH SYSTEMS, INC.

CONSOLIDATING CONDENSED STATEMENTS OF CASH FLOWS
For the Three Months Ended March 31, 2001
(Unaudited)

		Initial	PHPA
		Guarantor	Guarantor	Non-Guarantor	Consolidating
	Parent	Subsidiaries	Subsidiaries	Subsidiaries	Adjustments	Company

	(In thousands)
Operating activities:
Net income	$13,148	$30,839	$8,573	$38,229	$(77,641)	$13,148
Adjustments to reconcile net income to net cash flows provided by (used in) operating activities:
Equity in income of subsidiaries	(30,839)	(44,021)	(2,781)	—	77,641	—
Amortization of goodwill and intangible assets	—	7,366	125	13,426	—	20,917
Depreciation and amortization	—	11,403	1,319	2,408	—	15,130
Deferred income taxes	—	(4,162)	(16)	1,482	—	(2,696)
Provision for doubtful accounts	—	7	8	3,652	—	3,667
Impairment, disposition, restructuring and other credits	—	410	(1,197)	(141)	—	(928)
Loss on disposal of property, plant and equipment	—	751	—	118	—	869
Unearned compensation amortization	347	—	—	—	—	347
Tax benefit realized for stock option exercises	21	—	—	—	—	21
Changes in assets and liabilities, net of effects from acquisitions and dispositions	26,103	51,007	(436)	(38,314)		38,360

Net cash flows provided by operating activities	8,780	53,600	5,595	20,860	—	88,835

Investing activities:
Sale (purchase) of marketable securities, net	—	11,619	—	(72,540)	—	(60,921)
Purchase of marketable securities — restricted	—	(6,990)	—	(15,426)	—	(22,416)
Purchase of property, plant and equipment	—	(17,912)	(695)	(3,060)	—	(21,667)
Net cash paid for acquisitions	—	(500)	—	—	—	(500)
Proceeds from sale of property, plant and equipment	—	34	—	—	—	34

Net cash flows used in investing activities	—	(13,749)	(695)	(91,026)	—	(105,470)

Financing activities:
Purchase of minority interest in consolidated subsidiary	(8,821)	—	—	—	—	(8,821)
Principal payments on long-term debt	—	—	—	(187)	—	(187)
Proceeds from issuance of common and treasury stock	41	—	—	—	—	41
Intercompany activity:
Royalty dividends & loans received (paid)	—	64,329	—	(64,329)	—	—
Dividends received (paid)	—	23,000	—	(23,000)	—	—
Subordinated loans (paid) received	—	(29,000)	—	29,000	—	—

Net cash flows (used in) provided by financing activities	(8,780)	58,329	—	(58,516)	—	(8,967)

Net increase (decrease) in cash and equivalents	—	98,180	4,900	(128,682)	—	(25,602)
Beginning cash and equivalents	—	54,826	(67,580)	1,264,389	—	1,251,635

Ending cash and equivalents	$—	$153,006	$(62,680)	$1,135,707	$—	$1,226,033

PACIFICARE HEALTH SYSTEMS, INC.

CONSOLIDATING CONDENSED BALANCE SHEETS
March 31, 2002
(Unaudited)

		Initial	PHPA
		Guarantor	Guarantor	Non-Guarantor	Consolidating
	Parent	Subsidiaries	Subsidiaries	Subsidiaries	Adjustments	Company

	(In thousands)

ASSETS
Current assets:
Cash and equivalents	$—	$104,049	$(49,598)	$398,302	$—	$452,753
Marketable securities	10,001	—	—	1,074,987	—	1,084,988
Receivables, net	1,000	(75,437)	113,824	325,794	(16,497)	348,684
Intercompany	(486,317)	330,906	114,741	40,670	—	—
Prepaid expenses and other current assets	100	24,046	10,962	30,285	(6,570)	58,823
Deferred income taxes	—	49,916	3,469	92,557	(17,287)	128,655

Total current assets	(475,216)	433,480	193,398	1,962,595	(40,354)	2,073,903

Property, plant and equipment at cost, net	—	96,712	19,222	56,738	—	172,672
Marketable securities—restricted	—	—	—	154,483	—	154,483
Deferred income taxes	—	49,288	4,180	12,999	(66,467)	—
Investment in subsidiaries	2,328,520	2,437,477	13,264	1,501	(4,780,762)	—
Goodwill and intangible assets, net	—	15,690	16,479	1,215,007	—	1,247,176
Other assets	8,429	35,090	61	292	—	43,872

	$1,861,733	$3,067,737	$246,604	$3,403,615	$4,887,583	$3,692,106

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Medical claims and benefits payable	$—	$5	$37,918	$1,042,648	$(2,071)	$1,078,500
Accounts payable and accrued liabilities	3,689	241,645	44,607	203,065	(8,774)	484,232
Deferred income taxes	—	10,474	683	6,130	(17,287)	—
Unearned premium revenue	—	903	203	73,888	(12,222)	62,772
Long-term debt due within one year	203,000	—	—	157	—	203,157

Total current liabilities	206,689	253,027	83,411	1,325,888	(40,354)	1,828,661

Long-term debt due after one year	477,000	88,000	—	1,242	—	566,242
Deferred income taxes	—	85,431	5,668	80,818	(66,467)	105,450
Other liabilities	—	18,325	—	167	—	18,492
Intercompany notes payable (receivable)	—	(176,832)	—	176,832	—	—
Stockholders’ equity:
Capital stock	473	—	—	—	—	473
Unearned compensation	(1,015)	—	—	—	—	(1,015)
Additional paid-in capital	1,577,669	—	—	—	—	1,577,669
Accumulated other comprehensive loss	—	—	—	(4,783)	—	(4,783)
Retained earnings	249,358	—	—	—	—	249,358
Treasury stock	(648,441)	—	—	—	—	(648,441)
Equity in income of subsidiaries	—	2,799,786	157,525	1,823,451	(4,780,762)	—

Total stockholders’ equity	1,178,044	2,799,786	157,525	1,818,668	4,780,762	1,173,261

	$1,861,733	$3,067,737	$246,604	$3,403,615	$4,887,583	$3,692,106

PACIFICARE HEALTH SYSTEMS, INC.

CONSOLIDATING CONDENSED STATEMENTS OF OPERATIONS
For the Three Months Ended March 31, 2002
(Unaudited)

		Initial	PHPA
		Guarantor	Guarantor	Non-Guarantor	Consolidating
	Parent	Subsidiaries	Subsidiaries	Subsidiaries	Adjustments	Company

	(In thousands)
Operating revenue	$—	$7,534	$105,962	$2,830,949	$(80,994)	$2,863,451
Income from subsidiaries	51,797	57,322	—	—	(109,119)	—

Total operating revenue	51,797	64,856	105,962	2,830,949	(190,113)	2,863,451
Health care services	—	60	70,596	2,487,196	(73,819)	2,484,033
Selling, general and administrative expenses	60	33,771	23,994	258,275	(6,257)	309,843
Amortization of intangible assets	—	312	—	5,062	—	5,374
Office of Personnel Management charges (credits)	—	(18,092)	—	5,241	—	(12,851)

Operating income	51,737	48,805	11,372	75,175	(110,037)	77,052
Interest expense	(13,577)	(2,499)	—	(1,033)	918	(16,191)

Income before income taxes	38,160	46,306	11,372	74,142	(109,119)	60,861
Provision for income taxes	—	(5,491)	4,464	23,728	—	22,701

Income before cumulative effect of a change in accounting principle	38,160	51,797	6,908	50,414	(109,119)	38,160
Cumulative effect of a change in accounting principle	—	—	—	(897,000)	—	(897,000)

Net income (loss)	$38,160	$51,797	$6,908	$(846,586)	$(109,119)	$(858,840)

PACIFICARE HEALTH SYSTEMS, INC.

CONSOLIDATING CONDENSED STATEMENTS OF CASH FLOWS
For the Three Months Ended March 31, 2002
(Unaudited)

		Initial	PHPA
		Guarantor	Guarantor	Non-Guarantor	Consolidating
	Parent	Subsidiaries	Subsidiaries	Subsidiaries	Adjustments	Company

	(In thousands)
Operating activities:
Net income (loss)	$38,160	$51,797	$6,908	$(846,586)	$(109,119)	$(858,840)
Adjustments to reconcile net income (loss) to net cash flows provided by (used in) operating activities:
Equity in income of subsidiaries	(51,797)	(57,322)	—	—	109,119	—
Cumulative effect of a change in accounting principle	—	—	—	897,000	—	897,000
Provision for doubtful accounts	—	—	35	14,790		14,825
Office of Personnel Management charges (credits)	—	(18,092)	—	5,241		(12,851)
Depreciation and amortization	—	7,910	1,498	2,654		12,062
Deferred income taxes	—	13,283	65	(4,930)	—	8,418
Amortization of intangible assets	—	312	—	5,062	—	5,374
Loss on disposal of property, plant and equipment and other	—	551	—	65	—	616
Unearned compensation amortization	138	—	—	—	—	138
Changes in assets and liabilities, net of effects from acquisitions and dispositions	38,494	(62,971)	17,257	(465,033)	—	(472,253)

Net cash flows provided by (used in) operating activities	24,995	(64,532)	25,763	(391,737)	—	(405,511)

Investing activities:
Purchase of marketable securities—restricted	—	—	—	(42,316)	—	(42,316)
Purchase of marketable securities, net	—	—	—	(33,524)	—	(33,524)
Purchase of property, plant and equipment	—	(15,201)	(610)	(2,815)	—	(18,626)

Net cash flows used in investing activities	—	(15,201)	(610)	(78,655)	—	(94,466)

Financing activities:
Principal payments on long-term debt	(25,000)	—	—	(34)	—	(25,034)
Proceeds from issuance of common and treasury stock	5	—	—	—	—	5
Intercompany activity:
Royalty dividends & loans received (paid)	—	26,437	—	(26,437)	—	—
Dividends received (paid)	—	47,000	—	(47,000)		—
Subordinated loans (paid) received	—	10	—	(10)		—

Net cash flows provided by (used in) financing activities	(24,995)	73,447	—	(73,481)	—	(25,029)

Net increase (decrease) in cash and equivalents	—	(6,286)	25,153	(543,873)	—	(525,006)
Beginning cash and equivalents		110,335	(74,751)	942,175		977,759

Ending cash and equivalents	$—	$104,049	$(49,598)	$398,302	$—	$452,753